                                  EXHIBIT 10.27
                                  -------------

                         FOURTH AMENDMENT TO AMENDED AND
                        RESTATED INTERCREDITOR AGREEMENT

         THIS FOURTH AMENDMENT dated as of _JANUARY 31 , 2002, among ABN AMRO BANK N.V., NEW YORK BRANCH, CREDIT SUISSE FIRST BOSTON INTERNATIONAL, FLEET PRECIOUS METALS INC., COMMERZBANK INTERNATIONAL S.A., MITSUI & CO., PRECIOUS METALS INC., and SOVEREIGN PRECIOUS METALS, LLC ("Sovereign") (collectively, in their capacity as consignors under the Consignment Agreements referred to below, the "Consignors", and individually, a "Consignor"); JPMORGAN CHASE BANK ("Chase"); and GENERAL ELECTRIC CAPITAL BUSINESS ASSET FUNDING CORPORATION (the "Lender").

                              W I T N E S S E T H:

         WHEREAS, the Consignors (other than Sovereign), Chase and the Lender are parties to a certain Amended and Restated Intercreditor Agreement dated as of January 28, 1999, as amended from time to time (as amended hereinafter, the "Intercreditor Agreement"), pursuant to which the Consignors (other than Sovereign), Chase and the Lenders have established among themselves the priority of their security interests in the Collateral (as defined therein) of MICHAEL ANTHONY JEWELERS, INC., a Delaware corporation ("Debtor") and MA BRANDS, INC. ("MAJ Delaware") and have provided for the enforcement of such security interests; and

         WHEREAS, Sovereign has requested that it be added as a "Consignor" pursuant to the terms of the Intercreditor Agreement as Sovereign will be entering into a consignment arrangement with Debtor; and

         WHEREAS, Sovereign is willing to assume all obligations and liabilities under the Intercreditor Agreement as a Consignor thereunder and to comply with the covenants and terms of such Intercreditor Agreement and any documents executed by the Consignors in connection with the Intercreditor Agreement.

         NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth and for other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

         1. Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Intercreditor Agreement.

         2. Sovereign is hereby added as a party to the Intercreditor Agreement, with Sovereign to be included as a Consignor pursuant to the terms of the Intercreditor Agreement.

         3. The Consignors, Chase, the Lender, the Debtor and MAJ Delaware hereby each consent to the addition of Sovereign as a party to the Intercreditor Agreement, with Sovereign to be included as a Consignor pursuant to the terms of the Intercreditor Agreement and all references in the Intercreditor Agreement to "the Consignment Agreements" shall include the Consignment Agreement between Sovereign and the Debtor.

         4. The first "WHEREAS" clause of the Intercreditor Agreement is hereby amended to read as follows:

                     "WHEREAS, the Consignors, severally and not jointly,
            may (in their sole and individual discretion) extend financial accommodations to MICHAEL ANTHONY JEWELERS, INC., a Delaware corporation (the "Debtor") pursuant to certain Consignment Agreements or Amended and Restated Consignment Agreements, dated August 20, 1993 in the case of Fleet Precious Metals Inc. and ABN AMRO Bank N.V., New York Branch, January 31, 1994 in the case of Credit Suisse First Boston International, November 29, 1999 in the case of Mitsui & Co., Precious Metals Inc., January 22, 2001 in the case of Commerzbank International S.A., and _JANUARY 31, 2002, in the case of Sovereign Precious Metals, LLC, between the Debtor and each of the Consignors (as amended and as the same may be amended from time to time, the "Consignment Agreements"); and"

         5. The Intercreditor Agreement is hereby amended so that the terms "Consignor" and "Consignors" as used therein and herein shall include, from and after the date hereof, Sovereign and Sovereign shall be entitled to all of the rights and benefits as a Consignor thereunder and hereby assumes full liability for the performance and observance of all and singular of the covenants, agreements and conditions of the Intercreditor Agreement which are to be performed by the Consignors thereunder.

         6. Any necessary, conforming changes to the Intercreditor Agreement occasioned by reason of this Fourth Amendment are hereby deemed to be made.

         7. This Fourth Amendment shall be binding upon the parties and their respective successors and assigns.

         8. Each of the Consignors, Chase and the Lenders acknowledge and agree that, except as expressly provided herein, the terms and provisions of the Intercreditor Agreement remain unchanged and the Intercreditor Agreement remains in full force and effect in accordance with its terms. The terms "Agreement" as used in the Intercreditor Agreement and all references to the Intercreditor Agreement in any other documents or agreements by and between any of the parties hereto which related to Debtor shall refer, from and after the date hereof, to the Intercreditor Agreement, as previously amended and as amended and supplemented by this Fourth Amendment.

         9. This Fourth Amendment shall be construed in accordance with and governed by the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

         10. This Fourth Amendment may be executed with one or more counterparts hereof, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be executed by their duly authorized officers as of the date first above written.

                                    FLEET PRECIOUS METALS INC.


                                    By
                                       ----------------------------------------
                                    Title
                                          -------------------------------------
                                    By  /s/: Louis P. Massa
                                       ----------------------------------------
                                    Title  Vice President
                                          -------------------------------------
                                    Address:    111 Westminster Street
                                                Providence, RI 02903
                                    Attention:  Louis Massa
                                    Telecopier: (401) 278-3077

                                    ABN AMRO BANK N.V., NEW YORK BRANCH


                                    By  /s/: Jeffrey Sarfaty
                                        ---------------------------------------
                                    Title  V.P.
                                           ------------------------------------


                                    By Ned Kopelson
                                       ----------------------------------------
                                    Title VP
                                          -------------------------------------
                                    Address:    680 Fifth Avenue - 6th Floor
                                                New York, NY  10019
                                    Attention:  Jeffrey Sarfaty
                                    Telecopier: (212) 649-5149

                                    CREDIT SUISSE FIRST BOSTON INTERNATIONAL


                                    By
                                       ----------------------------------------
                                    Title
                                           ------------------------------------

                                    By
                                       ----------------------------------------
                                    Title
                                           ------------------------------------
                                    Address: One Cabot Square
                                    London E14 4QJ, England
                                    Attn: (1) Head of Credit Risk Management,
                                    (2) Managing Director - Operations
                                        Department, and
                                    (3) Managing Director - Legal Department
                                    Telecopier: 011-44(20) 7 888 1600

                                    COMMERZBANK INTERNATIONAL S.A.


                                    By /s/: Jeremy East     /s/: Manfred Jahns
                                        ---------------------------------------
                                    Title  Vice President    Vice President
                                          -------------------------------------
                                    Address:


                                                     Attention:
                                    Telecopier:

                                    MITSUI & CO., PRECIOUS METALS INC.


                                    By
                                       ----------------------------------------
                                    Title
                                          -------------------------------------
                                    Address:    200 Park Avenue
                                                New York, NY 10166
                                    Attention:  Steve Scacalossi
                                    Telecopier: (212) 878-4122

                                    SOVEREIGN PRECIOUS METAL, LLC


                                    By /s/: Irene A. Ogarek
                                       ----------------------------------------
                                    Title Vice President
                                          -------------------------------------
                                    Address:    RI1 WST BW-01
                                                15 Westminster Street
                                                Providence, Rhode Island 02904
                                    Attention:  Irene Ogarek
                                    Telecopier: (401) 752-1438

                                    JPMORGAN CHASE BANK

                                    By /s/:  Gaspar Nunez
                                       ----------------------------------------
                                    Title Vice President
                                          -------------------------------------
                                    Address:    1375 Broadway - 8th Floor
                                                New York, NY 10018
                                    Attention:  Irene Spector
                                    Telecopier: (212) 827-4483

                                    GENERAL ELECTRIC CAPITAL BUSINESS ASSET
                                    FUNDING CORPORATION


                                    By
                                       ----------------------------------------
                                    Title Vice President
                                          -------------------------------------
                                    Address:    10900 N.E. 4th Street
                                                Suite 500
                                                Bellevue, WA 98004
                                    Attention:  Deanna Pendergraft
                                    Telecopier: (425) 450-3501

Consented and agreed to:

MICHAEL ANTHONY JEWELERS, INC.


By /s/:  Michael A. Paolercio
   --------------------------
Title Sr. Vp, Treasurer
     ------------------------

MA BRANDS, INC.


By /s/:  Michael A. Paolercio
   --------------------------
Title Asst. Treasurer
     ------------------------